UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2005

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000 DALLAS, TEXAS		75204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On December 28, 2005, SOURCECORP, Incorporated (the “Company”) issued a press release announcing (i) its receipt of the final payment owed to the Company under a settlement agreement announced on September 27, 2005 and (ii) an update regarding an agency termination payment which impacts the Company’s previously-provided earnings per share guidance.  The settlement agreement resolved the Company’s claims against the former owners of the Company’s operating subsidiary that was the subject of its internal investigation and financial settlement.  The full text of the settlement agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2005.

A copy of the press release announcing receipt of this final payment and the update to the Company’s earnings per share guidance is furnished as Exhibit 99.1 to this Current Report.

This Current Report contains certain forward-looking statements such as the Company’s intentions, hopes, beliefs, expectations, strategies, predictions or any other variation thereof or comparable phraseology of the Company’s future activities or other future events or conditions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including, without limitation, the length of time the agency ultimately determines it needs to review the referenced termination payment submission, the amount that such agency ultimately determines is so owed, as well as the timing and result of the Company’s ongoing SEC investigation, the remediation costs relating to the Company’s completed internal investigation, the potential customer impact of the results of the Company’s completed investigation, the outcome of the Company’s pending putative securities class action matters, the risks of integrating the Company’s operating companies,  the timing and magnitude of technological advances, the occurrences of a diminution in the Company’s existing customers’ needs for our services (including without limitation through “in-sourcing” of such work),  a change in the amount companies outsource business processes, the impact to margins resulting from a change in revenue mix, as well as such other risks set forth under the heading Risk Factors included in the Company’s most recent Annual Report on Form 10-K.

The Company disclaims any obligation to update any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1

Agreement Settling Disputes and Releasing Claims, entered into as of September 23, 2005, by and among the Company and other parties listed therein (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2005).

99.1	Press release dated December 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCECORP, INCORPORATED

/s/ ED. H. BOWMAN, JR.
Ed H. Bowman, Jr.,
President and Chief Executive Officer

Dated:  December 28, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1

Agreement Settling Disputes and Releasing Claims, entered into as of September 23, 2005, by and among the Company and other parties listed therein (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2005).

99.1	Press release dated December 28, 2005.